Exhibit 10.14

SBA Loan # 24488671-00 SBA Loan Name LOLLICUP USA, INC., A CALIFORNIA CORPORATION Date 04/16/2020 Loan Amount $ 5,000,000.00 Interest Rate 1.00% Borrower LOLLICUP USA, INC., A CALIFORNIA CORPORATION Operating Company N/A Lender Hanmi Bank 1.PROMISE TO PAY: U.S. Small Business Administration NOTE In return for the Loan, Borrower promises to pay to the order of Lender the amount of Five Million and 00/100 interest on the unpaid principal balance, and all other amounts required by this Note. 2.DEFINITIONS: Dollars, “CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. No. 116-136, 134 Stat. 281 (Mar. 27, 2020). “Loan” means the loan evidenced by this Note. “Loan Documents” means the documents related to this loan signed by Borrower. “PPP” means the Paycheck Protection Program under the CARES Act, including the rules, regulations and guidance of the SBA with respect thereto. “SBA means the Small Business Administration, an Agency of the United States of America.

3.PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are: This Loan is made pursuant to the PPP. Borrower agrees that it will comply with all SBA guidance under the CARES Act and the PPP as it applies to this Loan, regardless when enacted or supplemented. Initial Deferment Period: In accordance with the terms of the PPP, no payments are due on this Loan for 6 months from the date of first disbursement of this Loan. Interest will continue to accrue during the deferment period. Loan Forgiveness: Borrower may apply to Lender for forgiveness under the PPP of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8-week period beginning on the date of first disbursement of this Loan: a.Payroll Costs b.Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of, or payment of, principal on a covered mortgage obligation) c.Any payment on a covered rent obligation d.Any covered utility payment The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the CARES Act. Not more than 25% of the amount forgiven can be attributable to non-payroll costs. If applicable, Borrower has received an Economic Injury Disaster Loan (“EIDL”) advance in the amount of $0.00. That amount shall be subtracted from the loan forgiveness amount. Subject to the eligible forgiveness amount determined by the SBA, any remaining principal and deferred interest will be amortized over the remaining term of this Note in equal monthly payments of principal and interest beginning on the seventh month from the month this Note is dated. Lender shall provide the calculation of the monthly amortization amount to Borrower not later than ten (10) business days prior to the date on which the first payment is due. If the Borrower seeks forgiveness under the PPP, it shall submit an application with supporting documentation in accordance with the PPP. If the Loan is not fully forgiven, Borrower will remain liable for the full and punctual payment and satisfaction of the remaining outstanding principal balance of the loan plus accrued but unpaid interest. Maturity: This Note will mature two (2) years from date of disbursement of this loan. Repayment Terms: The interest rate on this Note is one percent (1.00%) per year. The interest rate is fixed and will not be changed during the life of the Loan. Borrower must pay principal and interest payments every month, beginning seven months from the month of initial disbursement on this Note. Payments must be made on the first calendar day in the months they are due. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal. All remaining principal and accrued interest is due and payable in 2 years from initial disbursement. Loan Repayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: (a) give Lender written notice; (b) pay all accrued interest; and (c) if the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any interest accrued during the 21 days and paid under (b) of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice. Non-Recourse: Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the Loan proceeds for an unauthorized purpose.

4.DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company: A.Fails to do anything required by this Note and other Loan Documents; B.Defaults on any other loan with Lender; C.Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA; D.Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; E.Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note; F.Fails to pay any taxes when due; G.Becomes the subject of a proceeding under any bankruptcy or insolvency law; H.Has a receiver or liquidator appointed for any part of their business or property; I.Makes an assignment for the benefit of creditors; J.Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower ’s ability to pay this Note; K.Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender ’s prior written consent; or L.Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note. 5.LENDER ’S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may: A.Require immediate payment of all amounts owing under this Note; B.Collect all amounts owning from the Borrower; or C.File suit and obtain judgment. 6.LENDER ’S GENERAL POWERS: Without notice and without Borrower’s consent, Lender may: A.Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. If Among other things, the expenses may include reasonable attorney’s fees and costs. Lender incurs any such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; B.Release anyone obligated to pay this Note; and C.Take any action necessary to collect amounts owing on this Note. 7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9.GENERAL PROVISIONS: A. All individuals and entities signing this Note are jointly and severally liable; B. Borrower waives all suretyship defenses; C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to comply with SBA requirements pursuant to the CARES Act and the PPP; D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them; E. Borrower may not use an oral statement of Lender or SBA that contradict or alter the written terms of this Note. F. If any part of this Note is unenforceable, all other parts remain in effect; G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee. 10. ASSIGNMENT: AGREEMENT TO MAKE CHANGES TO THIS NOTE. This Note is assignable by Lender in whole or in part without the consent of Borrower (including, without limitation, any assignment to SBA or any third-party at SBA’s direction) and is assignable by Borrower with the written consent of Lender. Borrower acknowledges that in order to disburse the loan proceeds to Borrower at the earliest possible time, Lender has prepared this Note based on its current understanding of the PPP. Borrower agrees that, if Lender deems it necessary or appropriate to amend this Note in any respect in order for this Note to comply with the PPP or for the SBA to guarantee all or any portion of the amounts outstanding under this Note, Borrower will sign and deliver to Lender any amendment to this Note or a new note in replacement of this Note, with the terms of any amendment or new Note retroactive to the date of this Note. Borrower will also execute any additional documentation the Lender or SBA requests that Lender or SBA believes is consistent with the purposes of the PPP.

11. STATE-SPECIFIC PROVISIONS: N/A

12. BORROWER ’S NAME(S) AND SIGNATURE(S): By signing below, each individual or entity becomes obligated under this Note as Borrower. BORROWER: LOLLICUP USA, INC., A CALIFORNIA CORPORATION By ALAN YU, President of LOLLICUP USA, INC., A CALIFORNIA CORPORATION By MARVIN CHENG, Secretary of LOLLICUP USA, INC., A CALIFORNIA CORPORATION

DocuSign Envelope ID: BBDB2716-BDB7-422A-958C-F684E5A2E8E6

THIS IS A COPY
This is a copy view of the Authoritative Copy held by the designated custodian

DISBURSEMENT AUTHORIZATION AND BORROWER CERTIFICATION

Principal	Loan Date	Maturity	Loan No
$ 5,000,000.00	04/16/2020	04/16/2022	77000094

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Borrower: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVE
CHINO, CA 91709

Lender: HANMI BANK
SBA LOAN DEPARTMENT
3660 WILSHIRE BLVD., SUITE 917
LOS ANGELES, CA 90010

LOAN TYPE. This is a Fixed Rate (1.000% initial rate) Nondisclosable SBA Paycheck Protection Program loan to a Corporation for $ 5,000,000.00 , due on 04/16/2022 .

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: SBA Paycheck Protection Program.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Funds for the SBA Paycheck Protection Program loan will be deposited into a Hanmi Bank Demand Deposit Account. If you do not currently have an account, we will assist you in opening a new account in order to assist us with satisfying the bank's obligations under the USA PATRIOT ACT. Please disburse the loan proceeds of $ 5,000,000.00 as follows:

	Amount paid to Borrower directly:	$ 5,000,000.00
$ 5,000,000.00	Deposited to Account # 500613319	
	Note Principal:	$ 5,000,000.00

NOTICE FOR DISBURSEMENT. The loan disbursement amount paid to Borrower and/or others on Borrower's behalf can be changed depending on the loan disbursement date without a separate consent from Borrower. Fees and charges are estimated as of the anticipated closing date of this transaction. Borrower understands these charges may vary from the actual costs

CERTIFICATIONS AND AGREEMENTS. Borrower has received a copy of the Authorization for this Loan from Lender, and acknowledges that:

a. Borrower is an Eligible Borrower under the SBA Paycheck Protection Program as defined in applicable SBA regulations and is not an ineligible business under SBA regulations (13 CFR Sec. 120.110) except as otherwise permitted under the SBA Paycheck Protection Program.

b. Borrower provided accurate, true and correct information in the SBA Paycheck Protection Program application, the documentation provided to Lender is correct and in the same form submitted to the IRS, and the amount of the Loan does not exceed the amount that Borrower is entitled to request.

c. Borrower will use the proceeds of the Loan solely for purposes allowed under the SBA Paycheck Protection Program.

d. Borrower acknowledges that if Borrower defaults on the loan, SBA may be required to pay Lender under the SBA guarantee, and SBA may then seek recovery on the loan (to the extent any balance remains after loan forgiveness).

e. Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as requested by Lender, and allow Lender and SBA to inspect and audit books, records and papers relating to Borrower's financial or business condition.

f. Borrower will promptly notify Lender of the occurrence of any default under the Note evidencing this Loan.

g. Borrower will not, without Lender's consent, change its ownership structure, make any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets, except in the ordinary course of business.

[SIGNATURE FOLLOWS]

COPY VIEW

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED 04/16/2020 . BORROWER: LOLLICUP USA, INC., A CALIFORNIA CORPORATION By: ALAN YU, President of LOLLICUP USA, INC., A CALIFORNIA CORPORATION By: MARVIN CHENG, Secretary of LOLLICUP USA, INC., A CALIFORNIA CORPORATION SBA Form 147 (Hanmi Bank 04.13.2020)Page 8/6

DocuSign Envelope ID: BBDB2716-BDB7-422A-958C-F684E5A2E8E6

THIS IS A COPY
This is a copy view of the Authoritative Copy held by the designated custodian

BORROWING AUTHORIZATION

Borrower: LOLLICUP USA, INC., A CALIFORNIA CORPORATION
6185 KIMBALL AVE
CHINO, CA 91709

Lender: HANMI BANK
3660 WILSHIRE BLVD. PH-A
LOS ANGELES, CA 90010

THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE BORROWER'S EXISTENCE: The complete and correct name of the Borrower is LOLLICUP USA, INC., A CALIFORNIA CORPORATION ("Company"). The Company is a Corporation for Profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of CALIFORNIA. The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business. Specifically, the Company is, and at all times shall be, duly qualified to do business in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Company has the full power and authority to transact the business in which it is presently engaged or presently proposes to engage. The Company maintains an office at the address listed above for Borrower. Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records. The Company will notify Lender prior to any change in the location of the Company's state of organization, address or any change in the Company's name. The Company shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company's business activities.

BORROWING AUTHORIZATION ADOPTED. At a proper meeting of the Company leadership (whether members, partners, or directors, as required by the Company's formation documents), duly called and held on 04/16/2020, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the agreements and authorizations set forth in this Borrowing Authorization were adopted. This Authorization now stands of record on the books of the Company, is in full force and effect, and will not be modified or revoked in any manner whatsoever without notice to Lender.

IDENTIFICATION OF AUTHORIZED SIGNERS. The following named persons are duly elected, appointed, or authorized as signers of LOLLICUP USA, INC., A CALIFORNIA CORPORATION who are authorized to do the identified actions below.

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
ALAN YU, President of LOLLICUP USA, INC., A CALIFORNIA CORPORATION		Y	DocuSigned by: [signature] 477BB83B357E4E9...
MARVIN CHENG, Secretary of LOLLICUP USA, INC., A CALIFORNIA CORPORATION		Y	DocuSigned by: [signature] 68168E81495F4FF...

ACTIONS AUTHORIZED. Any Two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company. Specifically, but without limitation, any Two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Company's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Borrowing Authorization.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Authorization and performed prior to the passage of this Authorization are hereby ratified and approved. This Authorization shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct as of 04/16/2020 .

CERTIFIED TO AND ATTESTED BY:

DocuSigned by:
X [signature]
477BB83B357E4E9...
ALAN YU, President of LOLLICUP USA, INC., A CALIFORNIA CORPORATION

LOLLICUP USA, INC., A CALIFORNIA CORPORATION

DocuSigned by:
X [signature]
68168E81495F4FF...
MARVIN CHENG, Secretary of LOLLICUP USA, INC., A CALIFORNIA CORPORATION

LOLLICUP USA, INC., A CALIFORNIA CORPORATION

COPY VIEW

Certificate Of Completion

Envelope Id: BBDB2716BDB7422A958CF684E5A2E8E6

Status: Completed

Subject: Please DocuSign: LOLLICUP USA INC.pdf

Source Envelope:

Document Pages: 9

Signatures: 8

Certificate Pages: 5

Initials: 0

AutoNav: Enabled

EnvelopeId Stamping: Enabled

Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Envelope Originator:
Stacy Choi
3660 Wilshire Blvd., Floor PH-A
Los Angeles, CA 90010
stacy.choi@hanmi.com
IP Address: 209.233.252.99

Record Tracking

Status: Original 4/17/2020 10:19:53 AM	Holder: Stacy Choi stacy.choi@hanmi.com	Location: DocuSign
Status: Authoritative Copy (1 of 1 documents) 4/17/2020 11:00:18 AM	Holder: Stacy Choi stacy.choi@hanmi.com	Location: DocuSign
Status: Receipt Confirmed 4/17/2020 11:00:42 AM	Holder: Stacy Choi stacy.choi@hanmi.com	Location: Hanmi Bank

Signer Events / Signature / Timestamp

Alan Yu
ALAN.YU@KARATPACKAGING.COM
Security Level: Email, Account Authentication (None), Access Code, Authentication


DocuSigned by:
477BB83B357E4E9...

Signature Adoption: Drawn on Device
Using IP Address: 47.176.0.162

Sent: 4/17/2020 10:26:50 AM
Viewed: 4/17/2020 10:49:00 AM
Signed: 4/17/2020 10:49:56 AM

Authentication Details
ID Check:
Transaction: 31005079489025
Result: passed
Vendor ID: LexisNexis
Type: iAuth
Recipient Name Provided by: Recipient
Information Provided for ID Check: Address, SSN9, SSN4, DOB
Performed: 4/17/2020 10:48:48 AM

Question Details:
passed corporate.association.real
failed county.lived.single.real
passed vehicle.historical.association.real
passed person.state.real
passed property.county.real
passed person.known.single.fake

Electronic Record and Signature Disclosure:
Accepted: 4/17/2020 10:49:00 AM
ID: 4f3d379c-7422-498d-9c2c-a3d77fe8c237

MARVIN CHENG
MARVIN.CHENG@KARATPACKAGING.COM
Security Level: Email, Account Authentication (None), Access Code, Authentication


DocuSigned by:
68168E81495F4FF...

Signature Adoption: Drawn on Device
Using IP Address: 47.176.0.162

Sent: 4/17/2020 10:26:50 AM
Viewed: 4/17/2020 10:59:14 AM
Signed: 4/17/2020 11:00:15 AM

Authentication Details
ID Check:
Transaction: 31005079724625
Result: passed
Vendor ID: LexisNexis
Type: iAuth
Recipient Name Provided by: Recipient
Information Provided for ID Check: Address, SSN9, SSN4, DOB
Performed: 4/17/2020 10:59:04 AM

Question Details:
failed vehicle.historical.association.real
failed person.state.real
passed corporate.association.real
passed property.street.in.city.real
passed corporate.association.fake
passed county.lived.single.real

Electronic Record and Signature Disclosure:
Accepted: 4/17/2020 10:59:14 AM
ID: a9a12389-c905-4154-b93a-5c0c2ef33310

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 12/21/2016 10:42:34 AM Parties agreed to: Alan Yu, MARVIN CHENG ELECTRONIC RECORD AND SIGNATURE DISCLOSURE From time to time, Hanmi Bank (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through your DocuSign, Inc. (DocuSign) Express user account. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, please confirm your agreement by clicking the 'I agree' button at the bottom of this document. Getting paper copies At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. For such copies, as long as you are an authorized user of the DocuSign system you will have the ability to download and print any documents we send to you through your DocuSign user account for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below. Withdrawing your consent If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below. Consequences of changing your mind If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign 'Withdraw Consent' form on the signing page of your DocuSign account. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use your DocuSign Express user account to receive required notices and consents electronically from us or to sign electronically documents from us. All notices and disclosures will be sent to you electronically Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through your DocuSign user account all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact Hanmi Bank: You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows: To advise Hanmi Bank of your new e-mail address To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send an email message to us at callcenter@hanmi.com and in the body of such request you must state: your previous e-mail address, your new e-mail address. We do not require any other information from you to change your email address.. In addition, you must notify DocuSign, Inc to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in DocuSign. To request paper copies from Hanmi Bank To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to callcenter@hanmi.com and in the body of such request you must state your e-mail address, full name, US Postal address, and telephone number. We will bill you for any fees at that time, if any. To withdraw your consent with Hanmi Bank To inform us that you no longer want to receive future notices and disclosures in electronic format you may: i. decline to sign a document from within your DocuSign account, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may; ii. send us an e-mail to callcenter@hanmi.com and in the body of such request you must state your e-mail, full name, IS Postal Address, telephone number, and account number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.. Required hardware and software ** These minimum requirements are subject to change. If these requirements change, we will provide you with an email message at the email address we have on file for you at that time providing you with the revised hardware and software requirements, at which time you will have the right to withdraw your consent. Acknowledging your access and consent to receive materials electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, please let us know by clicking the 'I agree' button below. By checking the 'I Agree' box, I confirm that: •I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORD AND SIGNATURE DISCLOSURES document; and •I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and •Until or unless I notify Hanmi Bank as described above, I consent to receive from exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by Hanmi Bank during the course of my relationship with you.